Exhibit 10.1

EXECUTION VERSION

INCREMENTAL COMMITMENT AGREEMENT

(TRANCHE C TERM FACILITY)

INCREMENTAL COMMITMENT AGREEMENT, dated as of August 15, 2012 (this “Agreement”), among AVIS BUDGET HOLDINGS, LLC (“Holdings”), AVIS BUDGET CAR RENTAL, LLC (the “Borrower”), the Tranche C Term Lenders (as defined below) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”). J.P. MORGAN SECURITIES LLC, BANK OF AMERICA MERRILL LYNCH, BARCLAYS CAPITAL and DEUTSCHE BANK SECURITIES are acting as joint lead arrangers and bookrunners in connection with the Tranche C Term Loans referred to below.

W I T N E S S E T H:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement dated as of May 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among others, Holdings, the Borrower, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that increases in the Tranche C Term Loans in the aggregate principal amount of $200,000,000 (the “Incremental Term Loan Increase”) be made available to the Borrower to repay in full the outstanding principal amount of the Tranche B Term Loans, and the Administrative Agent and the Tranche C Term Lenders (as defined below) have agreed, upon the terms and subject to the conditions set forth herein to provide such Incremental Term Loan Increase, and as permitted by Section 2.23 of the Credit Agreement, the Credit Agreement will be amended as set forth herein without additional consent or approval of the other Lenders;

WHEREAS, each existing Tranche B Term Lender that executes and delivers a signature page to this Agreement (a “Lender Addendum”) and agrees in connection therewith, to continue that portion of their Tranche B Term Loans that would otherwise have been prepaid with the proceeds of the Incremental Term Loan Increase (or, at the Lead Arranger’s (as defined below) election, any such lesser amount), as Tranche C Term Loans, in lieu of prepayment of their Tranche B Term Loans (such continued Term Loans, the “Continued Tranche B Term Loans”; and such Lenders, the “Continuing Tranche B Term Lenders”) will thereby (i) agree to the terms of this Agreement and (ii) agree to continue that portion of their Tranche B Term Loans (the Lenders of such Tranche B Term Loans, collectively, the “Existing Tranche B Term Lenders”) that would otherwise have been prepaid with the proceeds of the Incremental Term Loan Increase (or, at the Lead Arranger’s election, any such lesser amount) outstanding on the Incremental Term Loan Increase Funding Date, as Tranche C Term Loans in a principal amount equal to the aggregate principal amount of such Continued Tranche B Term Loans;

WHEREAS, each Person (other than a Continuing Tranche B Term Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees in connection therewith to make a Tranche C Term Loan (collectively, the “Additional Tranche C Term Lenders”) will thereby (i) agree to the terms of this Agreement, (ii) agree to all provisions of the Credit Agreement, as amended hereby, and to become a party to the Credit Agreement as a Lender and (iii) commit to provide Tranche C Term Loans to the Borrower on the Incremental Term Loan Increase Funding Date (the “Additional Tranche C Term Loans”) in such amount (not in excess of any such commitment) as is determined by the

Administrative Agent and notified to such Additional Tranche C Term Lender. The aggregate principal amount of the Tranche C Term Loans under the Incremental Term Loan Increase (including any Continued Tranche B Term Loans) shall be $200,000,000 (it being understood that the aggregate principal amount of all Tranche C Term Loans after giving effect to the Incremental Term Loan Increase shall be $700,000,000) or such greater amount to be agreed among the Borrower, the Administrative Agent and the Tranche C Term Lenders;

WHEREAS, the Continuing Tranche B Term Lenders and the Additional Tranche C Term Lenders (collectively, the “Tranche C Term Lenders”) are severally willing to continue their Tranche B Term Loans as Tranche C Term Loans and/or to make Tranche C Term Loans, as the case may be, subject to the terms and conditions set forth in this Agreement; and

WHEREAS, as permitted by Section 2.23 of the Credit Agreement, the Tranche C Term Lenders and the Administrative Agent are willing to agree to this Agreement on the terms set forth herein, without additional consent or approval of the other Lenders;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2. Incremental Term Loan Increase.

(a) Subject to the terms and conditions set forth herein:

(i) each Continuing Tranche B Term Lender agrees to continue all of its Tranche B Term Loans as Tranche C Term Loans on the Incremental Term Loan Increase Funding Date in a principal amount up to the amount of such Continuing Tranche B Term Lender’s Tranche C Term Commitment (as defined below);

(ii) each Additional Tranche C Term Lender agrees to make an Additional Tranche C Term Loan on the Incremental Term Loan Increase Funding Date to the Borrower in a principal amount equal to its Tranche C Term Commitment; and

(iii) each Additional Tranche C Term Lender that is also a Continuing Tranche B Term Lender agrees to make an Additional Tranche C Term Loan on the Incremental Term Loan Increase Funding Date to the Borrower in a principal amount equal to the excess of (x) such Additional Tranche C Term Lender’s Tranche C Term Commitment over (y) the aggregate principal amount of its Tranche B Term Loans continued as Tranche C Term Loans (such Additional Tranche C Term Loans, the “Supplemental Tranche C Term Loans”; the commitment of any Continuing Tranche B Term Lender with respect thereto, its “Supplemental Tranche C Term Commitment”).

For the avoidance of doubt, the Tranche B Term Loans of a Continuing Tranche B Term Lender must be continued in whole and may not be continued in part unless approved by J.P. Morgan Securities LLC (the “Lead Arranger”); provided that the Lead Arranger reserves the right to allocate a lesser amount as Tranche C Term Loans.

(b) For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and a Tranche C Term Lender as of the Incremental Term Loan Increase

Funding Date by executing and delivering to the Administrative Agent, on or prior to the Incremental Commitment Effective Date, a Lender Addendum in its capacity as a Tranche C Term Lender. The Borrower shall give notice to the Administrative Agent of the proposed Incremental Commitment Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each existing Tranche B Term Lender and each Additional Tranche C Term Lender thereof.

(c) Each Additional Tranche C Term Lender will make its Tranche C Term Loan on the Incremental Term Loan Increase Funding Date by making available to the Administrative Agent, in the manner contemplated by Section 2.2 of the Credit Agreement (as amended hereby), an amount equal to such Lender’s Tranche C Term Commitment (or, in the case of any Additional Tranche C Term Lender that is also a Continuing Tranche B Term Lender, its Supplemental Tranche C Term Commitment). The Tranche C Term Loans may from time to time be ABR Loans or Eurodollar Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Sections 2.2 and 2.12 of the Credit Agreement (as amended by this Agreement). Upon continuation, each Continuing Tranche B Term Lender hereby agrees to waive any costs described in Section 2.20 of the Credit Agreement incurred by such Lender to the extent they may arise in connection with this Agreement or the transactions contemplated thereby.

(d) The “Tranche C Term Commitment”:

(i) of any Continuing Tranche B Term Lender (that is not also an Additional Tranche C Term Lender) will be an amount equal to the entire aggregate principal amount of its Tranche B Term Loans as set forth in the Register as of the Incremental Term Loan Increase Funding Date (or, if less, as allocated to it by the Administrative Agent and notified to it on or prior to the Incremental Commitment Effective Date), which shall be continued as an equal principal amount of Tranche C Term Loans;

(ii) of any Additional Tranche C Term Lender (that is not also a Continuing Tranche B Term Lender) will be such amount (not exceeding any commitment offered by such Additional Tranche C Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Incremental Commitment Effective Date; and

(iii) of any Additional Tranche C Term Lender (that is also a Continuing Tranche B Term Lender) will be an amount equal to (x) the entire aggregate principal amount of its Tranche B Term Loans as set forth in the Register as of the Incremental Term Loan Increase Funding Date (or, if less, as allocated to it by the Administrative Agent and notified to it on or prior to the Incremental Commitment Effective Date) plus (y) such additional amount (not exceeding any commitment offered by such Additional Tranche C Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Incremental Commitment Effective Date.

(e) The commitments of the Additional Tranche C Term Lenders and the continuation undertakings of the Continuing Tranche B Term Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Tranche C Term Loans.

(f) On the Incremental Commitment Effective Date, the aggregate amount of the Tranche C Term Commitments of the Continuing Tranche B Term Lenders and the Additional Tranche C Term Lenders is $200,000,000.

(g) The effectiveness of the Tranche C Term Commitment of each Tranche C Term Lender is subject to the satisfaction of the conditions set forth in Section 5 of this Agreement. The obligation of each Additional Tranche C Term Lender to make an Additional Tranche C Term Loan on the Incremental Term Loan Increase Funding Date is subject to the satisfaction of the conditions set forth in Section 6(a) of this Agreement. The obligation of each Continuing Tranche B Term Lender to continue its Tranche B Term Loans as Tranche C Term Loans on the Incremental Term Loan Increase Funding Date is subject to the satisfaction of the conditions set forth in Section 6(b) of this Agreement.

(h) The continuation of Continued Tranche B Term Loans may be implemented pursuant to other procedures specified by the Lead Arranger, including by repayment of Continued Tranche B Term Loans of a Continuing Tranche B Term Lender followed by a subsequent assignment to it of Tranche C Term Loans in the same amount.

(i) Prior to the Incremental Term Loan Increase Funding Date, the Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Tranche C Term Commitments. Each notice delivered by the Borrower pursuant to this Section 2(i) shall be irrevocable.

(j) The Incremental Term Loan Increase Funding Date shall occur no later than October 31, 2012 (the “Termination Date”). In the event that the Incremental Term Loan Increase Funding Date does not occur on or before the Termination Date and the Tranche C Term Commitments have not been terminated pursuant to Section 2(i) on or before the Termination Date, this Agreement and the Tranche C Term Commitments shall automatically terminate on the Termination Date.

SECTION 3. Amendment of the Credit Agreement.

(a) Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Tranche C Term Commitment” by deleting the word “original” and deleting the term “$500,000,000” and replacing in lieu thereof, the term “$700,000,000”.

(b) Amendment to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended by deleting clause (i) of Section 2.3(a) in its entirety and inserting the following clause (i) in lieu thereof:

“(i) in the case of each such installment due prior to the Tranche C Term Loan Maturity Date, 0.25% of the aggregate principal amount of Tranche C Term Loans made on the Second Amendment Effective Date (or on the date that Tranche C Term Loans are made pursuant to an Incremental Commitment Agreement, as applicable) and”

(c) Amendment to Section 4.15. Section 4.15 of the Credit Agreement is hereby amended by:

(i) inserting the phrase “made on the Second Amendment Effective Date” immediately following the phrase “The proceeds of the Tranche C Term Loans” and,

(ii) inserting the following sentence immediately following the last sentence thereof: “The proceeds of the Tranche C Term Loans made after the Second

Amendment Effective Date pursuant to an Incremental Commitment Agreement shall be used only (i) to repay the existing Term Loans and (ii) to pay related costs and expenses.”

(d) Each amendment of the Credit Agreement set forth in this Section 3 is subject to the satisfaction of the conditions set forth in Section 6 of this Agreement.

SECTION 4. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that each of the representations and warranties set forth in Section 4 of the Credit Agreement are, after giving effect to this Agreement, true and correct in all material respects except to the extent that such representations and warranties expressly relate solely to a specific earlier date, and except for any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, in which case the Borrower hereby confirms, reaffirms and restates that such representations and warranties are true and correct in all respects.

SECTION 5. Conditions to Effectiveness. This Agreement shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Incremental Commitment Effective Date”):

(a) The Administrative Agent shall have received (i) a counterpart of this Agreement, executed and delivered by a duly authorized officer of Holdings and the Borrower and (ii) a Lender Addendum, executed and delivered by each Tranche C Term Lender.

(b) Each Loan Party shall reaffirm by executing the Guarantee and Collateral Acknowledgement substantially in the form attached hereto as Exhibit A that the Tranche C Term Loans under the Incremental Term Loan Increase shall be secured equally and ratably with the existing Loans by the Collateral.

(c) The Borrower shall have delivered all documentation and information as is reasonably requested in writing the Tranche C Term Lenders at least three days prior to the anticipated Incremental Commitment Effective Date required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(d) All fees required to be paid to the Administrative Agent and the Tranche C Term Lenders in connection herewith, accrued reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) and other compensation due and payable to the Administrative Agent and the Tranche C Term Lenders on or prior to the Incremental Commitment Effective Date shall have been paid.

(e) The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Incremental Commitment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(f) The Administrative Agent shall have received an executed legal opinion of Kirkland & Ellis LLP, counsel to the Borrower and its subsidiaries, substantially in the form of Exhibit E to the Credit Agreement, addressed to the Administrative Agent and the Tranche C Term Lenders as of the Incremental Commitment Effective Date.

(g) The Administrative Agent shall have received a solvency certificate in form and substance reasonably satisfactory to them from a Responsible Officer of the Borrower that shall document the solvency of the Borrower and its Subsidiaries after giving effect to the Tranche C Term Loans under the Incremental Term Loan Increase.

(h) No Default or Event of Default shall have occurred and be continuing or would result from the Tranche C Term Loans under the Incremental Term Loan Increase requested to be made or from the application of the proceeds therefrom.

(i) Each of the representations and warranties set forth in Section 4 of the Credit Agreement (as amended by this Agreement) shall be true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the Incremental Commitment Effective Date as if made on such date, except to the extent that such representations and warranties expressly relate solely to a specific earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(j) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower documenting the Borrower’s compliance with the conditions set forth in clauses (h) and (i) above of this Section 5.

SECTION 6. Conditions to Extension of Credit. The agreement of each Tranche C Term Lender to make a Tranche C Term Loan to the Borrower on October 4, 2012 is subject to the satisfaction of each of the following conditions (such date, the “Incremental Term Loan Increase Funding Date”):

(a) With respect to the agreement of each Additional Tranche C Term Lender to make an Additional Tranche C Term Loan to the Borrower on the Incremental Term Loan Increase Funding Date:

(i) The conditions precedent set forth in Section 5.2 of the Credit Agreement shall be satisfied.

(ii) All fees required to be paid to the Administrative Agent and the Additional Tranche C Term Lenders in connection herewith, accrued reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) and other compensation due and payable to the Administrative Agent and the Additional Tranche C Term Lenders on or prior to the Incremental Term Loan Increase Funding Date shall have been paid.

(b) With respect to the agreement of each Continuing Tranche B Term Lender to continue its Tranche B Term Loans as Tranche C Term Loans on the Incremental Term Loan Increase Funding Date, all fees required to be paid to the Administrative Agent and the Continuing Tranche B Term Lenders in connection herewith, accrued reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) and other compensation due and payable to the Administrative Agent and the Continuing Tranche B Term Lenders on or prior to the Incremental Term Loan Increase Funding Date shall have been paid.

SECTION 7. Fees. The Borrower agrees to pay or cause to be paid the following fees:

(a)	An upfront fee (which may take the form of original issue discount) in an amount equal to 1.00% of the aggregate amount of the Tranche C Term Loans made or acquired by continuation on the Incremental Term Loan Increase Funding Date, payable on the Incremental Term Loan Increase Funding Date to the Administrative Agent, for the account of each Tranche C Term Lender making or acquiring by continuation a Tranche C Term Loan on the Incremental Term Loan Increase Funding Date.

(b)	A ticking fee commencing on the date of allocation of the commitments in respect of the Incremental Term Loan Increase and ending on the earlier to occur of (i) the date of termination of the Tranche C Term Commitments by the Borrower pursuant to Section 2(i), (ii) the Termination Date, or (iii) the Incremental Term Loan Increase Funding Date, calculated at 1.50% per annum on the aggregate amount of commitments in respect of the Incremental Term Loan Increase as of the date of allocation, payable to the Administrative Agent for the account of each Tranche C Term Lender providing a commitment in respect of the Incremental Term Loan Increase on the earlier to occur of (i) the date of termination of the Tranche C Term Commitments by the Borrower pursuant to Section 2(i), (ii) the Termination Date, or (iii) the Incremental Term Loan Increase Funding Date, as applicable.

SECTION 8. Continuing Effect; No Other Amendments or Consents.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Incremental Commitment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

SECTION 9. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Agreement, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.

SECTION 10. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

SECTION 11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AVIS BUDGET HOLDINGS, LLC

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

Signature Page to Incremental Commitment Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Richard Duker
	Name:	Richard Duker
	Title:	Managing Director

Signature Page to Incremental Commitment Agreement

EXHIBIT A

Form of Guarantee and Collateral Acknowledgement

August 15, 2012

Reference is made to the Amended and Restated Credit Agreement dated as of May 3, 2011 (as amended from time to time, the “Credit Agreement”) among others Avis Budget Car Rental, LLC, the Lenders and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

Each of the parties hereto hereby acknowledges and consents to the Incremental Commitment Agreement, dated as of August 15, 2012 (the “Agreement”) to the Credit Agreement and agrees with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Agreement and its guarantee, if any, of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover the Tranche C Term Loans under the Incremental Term Loan Increase provided pursuant to the Agreement and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Agreement, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents, including, without limitation, the obligations under the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Collateral Acknowledgement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

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